Exhibit 99.1

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

AMENDED AND RESTATED

TRUST AGREEMENT

between

TEXTRON FINANCIAL CORPORATION,

as Servicer

TEXTRON RECEIVABLES CORPORATION III

as Seller

and

SUNTRUST DELAWARE TRUST COMPANY

not in its individual capacity but solely

as Owner Trustee

Dated as of May 26, 2005

i

ii

iii

TRUST AGREEMENT, dated as of May 26, 2005 (this “Agreement”), between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“TFC” or, in its capacity as Servicer, the “Servicer”), TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation, as trustor and as initial Certificateholder (the “Seller”), and SUNTRUST DELAWARE TRUST COMPANY, a Delaware trust company, acting hereunder not in its individual capacity, but only as Owner Trustee (the “Owner Trustee”).

WHEREAS, the Servicer, the Seller and the Owner Trustee wish to amend and restate the Trust Agreement dated as of March 30, 2001 (the “Original Trust Agreement”) to change the name of the Trust from “Textron Financial Corporation Receivables Trust 2001-CP-1” to “Textron Financial Floorplan Master Note Trust” and to amend certain other provisions thereof.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

SECTION 1.1.  Capitalized Terms.  Unless otherwise specifically defined herein, capitalized terms used in this Agreement shall have the respective meanings specified in the Amended and Restated Sale and Servicing Agreement, dated as of May 26, 2005 (the “Sale Agreement”), between Textron Financial Floorplan Master Note Trust, Textron Financial Corporation, as Servicer, Textron Receivables Corporation III, as Seller, and The Bank of New York, as Indenture Trustee.  For all purposes of this Agreement, the following terms shall have the meanings set forth below:

“Certificate” means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A.

“Certificateholder” means the holder of a Certificate.

“Certificate of Trust” means the Certificate of Trust substantially in the form of Exhibit B to this Agreement filed for the Trust pursuant to Section 3810(a) of the Trust Statute, as amended from time to time.

“Certificate Percentage Interest” means with respect to any Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof

“Certificate Register” and “Certificate Registrar” means the register mentioned in and the registrar appointed pursuant to Section 3.4.

“Paying Agent” means the Owner Trustee or any other Person appointed as Paying Agent by the Owner Trustee under Section 3.9 of this Agreement.

“Residual Interest Distribution Account” means the account established and maintained pursuant to Section 5.1 of this Agreement.

“Trust Estate” means all of the money, instruments, rights and other property that are owned by the Trust.

“Trust Property” means the property transferred or intended to be transferred to the Trust pursuant to the provisions of the Sale Agreement and all receipts on and proceeds thereof

“Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

SECTION 1.2.  Rules of Construction.  For purposes of this Agreement except as otherwise expressly provided: (a) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof; (b) references herein to “Articles,” “Sections,” “Subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement; (c) the words “herein,” “hereof,” “hereunder” and other similar words refer to this Agreement as a whole and not any particular provision; (d) the term “include” or “including” shall mean without limitation by reason of enumeration; and (e) ”or” is not exclusive.

ARTICLE II
Organization

SECTION 2.1.  Name.  The Trust was formed as a statutory trust under the name “Textron Financial Corporation Receivables Trust 2001-CP-1” under and pursuant to the Trust Statute by the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and the execution of the Original Trust Agreement.  The Trust continued hereby shall be known as “Textron Financial Floorplan Master Note Trust”, in which name the Owner Trustee may hereafter conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.  The Certificateholders previously authorized and directed the Owner Trustee to execute and file an amended Certificate of Trust reflecting the name change of the Trust.

SECTION 2.2.  Office.  The office of the Trust shall continue to be in care of the Owner Trustee at its Corporate Trust Office.

SECTION 2.3.  Purposes and Powers.  The purpose of the Trust is, and the Trust shall have the power and authority to, engage in the following activities:

(a)                                  to acquire the Trust Property;

(b)                                 (i) to execute the Notes pursuant to the Indenture (including any Series Supplement thereto), from time to time, in accordance with the terms of the such Indenture and related Series Supplement(s), and to sell the Notes in one or more transactions in accordance with the terms of such Indenture and related Series Supplement(s); and (ii) to execute the Certificates pursuant to this Agreement, which Certificates shall represent the Residual Interest.

(c)                                  to pay the organizational, start-up and transactional expenses of the Trust;

(d)                                 to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture (including any Series Supplement thereto) and to hold, manage and distribute to the Certificateholder pursuant to the Sale Agreement and the Indenture any portion of the Collateral released and remitted to the Trust pursuant thereto;

(e)                                  to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(f)                                    subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholder and the Interest Holders; and

(g)                                 to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by this Agreement or the other Basic Documents.

SECTION 2.4.  Appointment of Owner Trustee.  The Seller hereby confirms appointment of the Owner Trustee as trustee of the Trust, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby confirms its acceptance of such appointment.

SECTION 2.5.  Initial Capital Contribution of Trust Estate.  The Seller contributed to the Trust, in connection with the Original Trust Agreement, the sum of $1.00.  The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which constituted the initial Trust Estate.  Pursuant to the Sale Agreement, as of the Initial Closing Date, the Seller contributed to the Trust all the Receivables in each Initial Account, all Collateral Security with respect thereto and related Trust Property, together with all Receivables relating to Accounts which were added to the Trust (and not removed) since the Initial Closing Date and all Collateral Security with respect thereto and related Trust Property.  On each Addition Date, the Seller shall contribute to the Trust, the Receivables in each Additional Account, all Collateral Security with respect thereto and the related Trust Property.  The Seller shall also take steps necessary, including the execution and filing of any necessary filings, to ensure that the Trust is in compliance with any applicable state securities law.

SECTION 2.6.  Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents to which the Owner Trustee is a party.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Trust Statute and that this Agreement constitute the governing instrument of such statutory trust.  It is the intention of the parties hereto that, solely for income and franchise tax purposes until the Certificates are held by more than one Person, the Trust will be disregarded as an entity separate from the Certificateholder, and the Notes will be treated as indebtedness.  At such time, if any, that the Certificates are held by more than one Person, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership.  The Seller and each Certificateholder by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment.  Neither the Trust, the Owner Trustee nor any other Person shall have the power to make an election to treat the Trust as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3.  The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are held by more than one Person the Trust will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as an entity separate from its owner.  The Owner Trustee shall have all rights, powers and duties set forth herein and in the Trust Statute with respect to accomplishing the purposes of the Trust.

SECTION 2.7.  Liability of the Certificateholders.  No Certificateholder shall have any personal liability for any liability or obligation of the Trust.  The Certificateholders shall be entitled to the same limitation of liability extended to stockholders of corporations organized for profit under the General Corporation Law of the State of Delaware.

SECTION 2.8.  Title to Trust Property.  Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

SECTION 2.9.  Situs of Trust.  The Trust shall continue to be located in the State of Delaware and administered in the State of Delaware or the State of Georgia.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Georgia.  The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments shall be received by the Trust only in Delaware or Georgia, and payments shall be made by the Trust only from Delaware or Georgia.

SECTION 2.10.  Representations and Warranties of the Servicer and the Initial Certificateholder.  Each of the Servicer and the initial Certificateholder makes the following representations and warranties as to itself on which the Owner Trustee relies in accepting the Trust Estate in trust and issuing the Certificates:

(a)                                  It is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)                                 It is duly qualified to do business in, and has obtained all necessary licenses and approvals in, all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)                                  It has the power and authority to execute and deliver this Agreement and to carry out its terms; it has full power and authority to sell, contribute and assign the property to be sold, contributed and assigned to and deposited with the Trust and it shall have duly authorized such sale, contribution and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

(d)                                 The consummation of the transactions contemplated by the terms of this Agreement and the fulfillment of the terms hereof do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, its organizational documents, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than any Lien created or imposed pursuant to the terms of the Basic Documents); or violate any law or any order, rule or regulation applicable to it of any Governmental Authority having jurisdiction over it or its properties, except to the extent that any such conflict, breach, default or violation would not have a material adverse effect on its business, financial condition or results of operation or on its ability to perform its obligations under this Agreement.

SECTION 2.11.  Covenants of the Seller.  The Seller agrees and covenants for the benefit of each Certificateholder and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

(a)                                  it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its organizational documents and the Basic Documents;

(b)                                 it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the

Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee.  trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action; and

(c)                                  it shall not, for any reason, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

SECTION 2.12.  Covenants of the Certificateholders.  Each Certificateholder, by accepting a Certificate, shall be deemed to have agreed:

(a)                                  to be bound by the terms and conditions of the Certificates of which such Certificateholder is the owner and of this Agreement, including any supplements or amendments hereto, and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto.  This undertaking is made for the benefit of the Trust, the Owner Trustee and all other Certificateholders present and future;

(b)                                 to hereby appoint the Servicer and the Owner Trustee as such Certificateholder’s agents and attorneys-in-fact to sign any federal income tax information return filed on behalf of the Trust, that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust and that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust;

(c)                                  if such Certificateholder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange within 30 days of the date of the transfer; and

(d)                                 until the date that is one year and one day after the payment in full of all amounts owing on or with respect to the Notes, not to, for any reason, institute proceedings for the Trust or the Seller to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust or, the Seller, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or the Seller or a substantial part of its property, or cause or permit the Trust or the Seller to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

SECTION 2.13.  Federal Income Tax Allocations.  If Certificates are held by more than one Person, net income and net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the Certificateholders in accordance with Section 704(b) and 704(c) of the Code and the Treasury regulations thereunder, as determined by the Seller.

ARTICLE III
Certificates and Transfer of Interests

SECTION 3.1.  Initial Ownership.  Upon the formation of the Trust by the contribution by the Seller pursuant to Section 2.5, and until the issuance, if any, of Certificates to Persons other than the Seller, the Seller shall be the sole beneficiary of the Trust.

SECTION 3.2.  The Certificates.  The Certificates shall be issued in minimum denominations of a one percent Certificate Percentage Interest in the Trust.  The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be, when authenticated pursuant to Section 3.3, validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

SECTION 3.3.  Authentication of Certificates.  Concurrently with the initial contribution of the Trust Property to the Trust pursuant to the Sale Agreement, the Owner Trustee shall cause the Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Servicer, signed by its chairman of the board, its president or any vice president, without further corporate action by the Servicer, in authorized denominations.  No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee (or SunTrust Bank, as the Owner Trustee’s authentication agent) by the manual signature of one of its authorized signatories.  Such certificate of authentication shall constitute conclusive evidence, and the only evidence, that such Certificate shall have been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  No further Certificates shall be issued except pursuant to Section 3.4 or 3.5.

SECTION 3.4.  Registration of Transfer and Exchange of Certificates.  The Trust shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates.  SunTrust Bank on behalf of the Owner Trustee shall be the initial Certificate Registrar for the purpose of registering Certificates and the transfers of Certificates as herein provided.  Upon any resignation of any Certificate Registrar, the Servicer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Certificate Registrar.

Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or cause SunTrust Bank as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Percentage Interest.

At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations, of a like aggregate Certificate Percentage Interest, upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.  Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute, authenticate and deliver (or cause SunTrust Bank as its authenticating agent to authenticate and deliver) the Certificates that the Certificateholder making the exchange is entitled to receive.

All Certificates issued upon any registration of transfer or exchange of Certificates shall be entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.  Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee or Certificate Registrar in accordance with its customary practice.

No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

The Certificates and any beneficial interest in such Certificates may not be acquired by: (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (each a “Benefit Plan”).  The Certificates and any beneficial interest in such Certificates may not be acquired by an entity that is not a “U.S.  Citizen” (as defined in 4 U.S.C.  §40102(a)(15)).  By accepting and holding a Certificate or an interest therein, the Holder thereof shall be deemed to have represented and warranted that it is a U.S.  Citizen and is not a Benefit Plan.  Neither the Owner Trustee nor the Certificate Registrar shall have any obligation to determine whether or not a Holder of a Certificate is or is not a U.S.  Citizen or a Benefit Plan.

Neither the Certificates nor any interest therein may be sold, pledged, participated, transferred, disposed of or otherwise alienated (each, a “Transfer”), and the Certificate Registrar will not recognize any Transfer or purported Transfer of a Certificate, unless prior to such Transfer or purported Transfer the Owner Trustee and the Certificate Registrar have received an Opinion of Counsel to the effect that, for federal income tax purposes, such Transfer will not cause the Issuer to be characterized as an association or publicly traded partnership taxable as a corporation.  Any Transfer or purported Transfer of a Certificate in violation of the preceding sentence shall be void ab initio and of no effect.

SECTION 3.5.  Mutilated, Destroyed, Lost or Stolen Certificates.  If: (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate (provided that the Owner Trustee shall not be required to verify the evidence provided to it), and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver, or SunTrust Bank, as the Owner Trustee’s authenticating agent, shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of like tenor and denomination.

In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee and the Certificate Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Any replacement Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the mutilated, lost, stolen or destroyed Certificate shall be found at any time, and shall be entitled to all the benefits of this Agreement.

SECTION 3.6.  Persons Deemed Certificateholders.  Prior to due presentation of a Certificate for registration of transfer of any Certificate, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register (as of the day of determination) as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

SECTION 3.7.  Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to TFC, the Servicer or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a request therefor from such Person in writing, a list, in such form as such Person may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.  If a Certificateholder applies in writing to the Owner Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicant access during normal business hours to the current list of Certificateholders.  Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of TFC, the Servicer, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name, address and the Certificate Percentage Interest, regardless of the source from which such information was derived.

SECTION 3.8.  Maintenance of Office or Agency.  The Owner Trustee shall maintain in the City of Wilmington, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served.  The Owner Trustee initially designates SunTrust Delaware Trust Company, 1011 Centre Road, Suite 205, Wilmington Delaware 19805, as its office for such purposes.  The Owner Trustee shall give prompt written notice to the Seller, the Servicer and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

SECTION 3.9.  Appointment of Paying Agent.  The Paying Agent shall make distributions to Certificateholders from the Residual Interest Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee.  Any Paying Agent shall have the revocable power to withdraw funds from the Residual Interest Distribution Account for the purpose of making the distributions referred to above.  The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Paying Agent shall initially be SunTrust Bank, and any co-paying agent chosen by and acceptable to the Owner Trustee.  The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Owner Trustee.  If the Owner Trustee shall not be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the

Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.  The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to SunTrust Bank also in its role as Paying Agent, for so long as SunTrust Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

ARTICLE IV
Actions by Owner Trustee

SECTION 4.1.  Prior Notice to Certificateholders with Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or shall not have provided alternative direction:

(a)                                  the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Receivables);

(b)                                 the election by the Trust to file an amendment to the Certificate of Trust;

(c)                                  the amendment of any Basic Document in circumstances where the consent of the Interestholders or the satisfaction of the Rating Agency Condition is required;

(d)                                 the amendment of any Basic Document in circumstances where the consent of the Interestholders or the satisfaction of the Rating Agency Condition is not required and such amendment materially adversely affects the interests of the Certificateholders; or

(e)                                  the appointment pursuant to this Agreement of a successor Certificate Registrar or the consent to the assignment by the Certificate Registrar of its obligations under this Agreement.

SECTION 4.2.  Action by Certificateholders with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the direction of the Certificateholders in accordance with the Basic Documents, to: (a) remove the Servicer under the Sale Agreement; (b) remove the Administrator under the Administration Agreement; (c) except as expressly provided in the Basic Documents, sell any portion of the Trust Estate after the termination of the Indenture or the Sale Agreement; or (d) amend the Certificate of Trust.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

SECTION 4.3.  Action by Certificateholders with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

SECTION 4.4.  Restrictions on Certificateholders’ Power.  The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.5.  Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests evidenced by the Certificates.  Except as expressly provided herein, any written notice or instruction of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests evidenced by the Certificates at the time of the delivery of such notice or instruction.

ARTICLE V
Application of Trust Funds; Certain Duties

SECTION 5.1.  Establishment of Residual Interest Distribution Account.  Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the “Residual Interest Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

The Trust shall possess all right, title and interest in all funds on deposit from time to time in any such Residual Interest Distribution Account and in all proceeds thereof.  Except as otherwise expressly provided herein, the Residual Interest Distribution Account shall be under the sole dominion and control of the Owner Trustee or the Paying Agent for the benefit of the Certificateholders.  If, at any time, the Residual Interest Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if the Residual Interest Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition shall be satisfied), establish a new Residual Interest Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Residual Interest Distribution Account.

SECTION 5.2.  Application of Trust Funds.

(a)                                  On each Payment Date, the Paying Agent shall distribute to Certificateholders, on a pro rata basis, amounts deposited in the Residual Interest Distribution Account by the Issuer pursuant to the Sale Agreement; provided, however, that so long as the only Certificateholder is the Seller, the Issuer shall make any distributions to Certificateholders directly and not by depositing funds first into the Residual Interest Distribution Account; and provided, further, that if such Payment Date occurs on any day on which banking institutions or trust companies in Atlanta, Georgia are authorized or obligated by law, regulation or executive order to remain closed, the Paying Agent shall make such distribution on the next succeeding day that is not a Saturday, Sunday or any day on which banking institutions or trust companies in Atlanta, Georgia are authorized or obligated by law, regulation or executive order to remain closed.

(b)                                 If any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.2.  The Owner Trustee or the Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner

Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S.  Certificateholder), the Owner Trustee or the Paying Agent may, in its sole discretion, withhold such amounts in accordance with this clause (b).  If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

SECTION 5.3.  Method of Payment.  Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account(s) designated by such Certificateholder, or, if no such account has been designated, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

SECTION 5.4.  No Segregation of Moneys; No Interest.  Subject to Sections 5.1 and 5.2, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Basic Documents and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

SECTION 5.5.  Accounting and Reports to the Note Purchasers, Certificateholders, the Internal Revenue Service and Others.  Subject to Section 2.6, the Owner Trustee shall: (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) upon receipt thereof from the Servicer, deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its Federal, state and local income tax returns, (c) upon receipt thereof from the Servicer, file such tax returns, if any, relating to the Trust (including a partnership information return, Form 1065, if applicable), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust’s characterization as a partnership for income and franchise tax purposes, (d) cause such tax returns, if any, to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(b) with respect to income or distributions to Certificateholders.  Owner Trustee shall cooperate with the Servicer in making all elections pursuant to this Section as directed in writing by the Servicer.  Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables and shall elect under Section 171 of the Code to amortize any bond premium with respect to the Receivables.  Owner Trustee shall not make the election provided under Section 754 of the Code.

SECTION 5.6.  Signature on Returns.

(a)                                  Notwithstanding the provisions of Section 5.5 and subject to Section 2.6, the Servicer shall sign on behalf of the Trust the tax returns, if any, of the Trust, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Servicer.

(b)                                 Subject to Section 2.6, the Seller shall be the “tax matters partner” of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

ARTICLE VI
Authority and Duties of Owner Trustee

SECTION 6.1.  General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case in such form as the Basic Documents shall require or the Seller shall approve as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to execute and deliver the Notes in the aggregate principal amount specified in a letter of instruction from the Seller to the Owner Trustee.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents.

SECTION 6.2.  General Duties.  It shall be the duty of the Owner Trustee to discharge or cause to be discharged all of its responsibilities pursuant to this Agreement and to administer the Trust in the interests of the Certificateholders, subject to the Basic Documents and in accordance with this Agreement.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer or the Seller has agreed in the Sale Agreement, or this Agreement or the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Servicer or the Seller to carry out its obligations under the Sale Agreement or this Agreement or the Administrator to carry out its obligations under the Administration Agreement.  The Owner Trustee shall have no duty or obligation to administer, service or collect the Receivables or the other Trust Property or to maintain, monitor or otherwise perform the administration, servicing or collection of the Receivables or the other Trust Property.

SECTION 6.3.  Action upon Instruction.

(a)                                  Subject to Article IV and in accordance with the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust.  Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.  The Owner Trustee shall have no duty or obligation to administer, service or monitor or otherwise perform the administration, servicing or collection of the Receivables or the other Trust Property.

(b)                                 The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law or is likely to result in liability on the part of the Owner Trustee and the Owner Trustee shall have reasonable grounds for believing that adequate indemnity against such liability is not reasonably assured or provided to it.

(c)                                  Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by this Agreement, or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith n accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic

Documents, as it shall reasonably deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)                                 If the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall reasonably deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

SECTION 6.4.  No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Adverse Claim granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any other Basic Document.  The Owner Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Adverse Claims on any part of the Trust Estate or the Collateral that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

SECTION 6.5.  No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except: (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6.  Restrictions.  The Owner Trustee shall not take, and the Certificateholders shall not direct the Owner Trustee to take, any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for income or franchise tax purposes.

ARTICLE VII
Concerning the Owner Trustee

SECTION 7.1.  Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement.  The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except: (i) for its own willful misconduct or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee or (iii) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)                                  the Owner Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Owner Trustee unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts;

(b)                                 the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer, the Seller, the Administrator or the Certificateholders;

(c)                                  no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)                                 under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e)                                  the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Seller or the Servicer or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Indenture Trustee, any Interestholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

(f)                                    the Owner Trustee shall not be liable for the default or misconduct of the Seller, the Indenture Trustee, any Paying Agent, the Administrator or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform or monitor the performance of the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Indenture Trustee under the Indenture, the Servicer, any subservicer or the Seller under the Sale Agreement or the Administrator under the Administration Agreement; and

(g)                                 the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the

Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

SECTION 7.2.  Furnishing of Documents.  The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, and at the expense of the Certificateholders, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

SECTION 7.3.  Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Seller, for the benefit of the Certificateholders, that:

(a)                                  It is a trust company duly organized and validly existing in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)                                 It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)                                  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Owner Trustee, or any indenture, agreement or other instrument to which the Owner Trustee is a party or by which it is bound; or violate any Federal or Delaware law governing the banking or trust powers of the Owner Trustee; or, to the best of the Owner Trustee’s knowledge, violate any order, rule or regulation applicable to the Owner Trustee of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties.

SECTION 7.4.  Reliance; Advice of Counsel.

(a)                                  The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer or other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)                                 In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee: (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such

Persons and which opinion or advice states that such action is not contrary to this Agreement or any other Basic Document.

SECTION 7.5.  Not Acting in Individual Capacity.  Except as provided in this Article VII, in accepting the trusts hereby created, SunTrust Delaware Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.6.  Owner Trustee Not Liable for Certificates or Receivables.  The recitals contained herein and in the Certificates (other than the signature and counter-signature of the Owner Trustee on the Certificates) shall be taken as the statements of TFC and the Seller, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document, of the Certificates (other than the signature and countersignature, if any, of the Owner Trustee on the Certificates) or of the Notes, or of any Receivable or related documents.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivables, or the perfection and priority of any security interest created by any Receivables in any of the Financed Assets or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Interestholders, including: (a) the existence, condition and ownership of any Equipment, (b) the existence and enforceability of any insurance thereon, (c) the existence and contents of any Receivables on any computer or other record thereof, (d) the validity of the assignment of any Receivable to the Trust or of any intervening assignment, (e) the performance or enforcement of any Receivables, and (f) the compliance by TFC, the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of TFC, the Seller, the Indenture Trustee, the Administrator, the Servicer or any subservicer taken in the name of the Owner Trustee.

SECTION 7.7.  Owner Trustee May Not Own Notes.  The Owner Trustee shall not, in its fiduciary capacity, but may in an individual capacity, become the owner or pledgee of Notes or otherwise extend credit to the Trust.  The Owner Trustee may otherwise deal with the Seller, the Indenture Trustee and the Servicer with the same rights as it would have if it were not the Owner Trustee.

ARTICLE VIII
Compensation of Owner Trustee

SECTION 8.1.  Owner Trustee ‘s Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between TFC and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Trust, the Seller or TFC for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the administration of the Trust and the exercise and performance of its rights and its duties hereunder.

SECTION 8.2.  Indemnification.  The Seller and TFC shall be jointly and severally liable as primary obligors for, and shall indemnify, defend and hold the Owner Trustee and its successors, assigns, officers, agents and servants (collectively, the “Indemnified Parties”) harmless from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”), which may at any time be imposed on, incurred by or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from: (a) such Indemnified Party’s willful misconduct or negligence or (b) with respect to the Owner Trustee, the inaccuracy of any representation or warranty contained in Section 7.3 made by the Owner Trustee or (c) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee.  The indemnities contained in Section 8.2 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Seller and TFC, which approval shall not be unreasonably withheld.

SECTION 8.3.  Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment.

SECTION 8.4.  Non-recourse Obligations.  Notwithstanding anything in this Agreement or any other Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of any Certificateholder.

ARTICLE IX
Termination of Trust Agreement

SECTION 9.1. Termination of Trust Agreement.

(a)                                  This Agreement (other than Article VIII) shall terminate and the Trust shall dissolve and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the Indenture, the Sale Agreement and Article V.  The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not: (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)                                 Except as provided in Section 9.1(a), neither the Seller nor any Certificateholder shall be entitled to revoke or terminate the Trust.

(c)                                  Upon the completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808(e) of the Trust Statute, the Owner Trustee shall file a certificate of cancellation with the Delaware Secretary of State in accordance with Section 3810 of the Trust Statute, at which time the Trust and this Agreement (other than Article VIII) shall terminate.  The Administrator shall act as the liquidator of the Trust and shall be responsible for directing the Owner Trustee to take all required actions in connection with winding up the Trust.

ARTICLE X
Successor Trustees and Additional Trustees

SECTION 10.1.  Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 3807(a) of the Trust Statute, (b) be authorized to exercise corporate trust powers, (c) have (or have a direct or indirect parent that has) a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by Federal or State authorities, and (d) have (or have a parent that has) a rating of at least “Baa3” by Moody’s or otherwise be acceptable to Moody’s.  If such corporation (or direct or indirect parent) shall file reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of such corporation (or direct or indirect parent) shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed.  If at any time the Owner Trustee shall cease to be eligible in accordance with this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2.  Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer.  Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.  The Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

If at any time the Owner Trustee shall cease to be eligible in accordance with Section 10.1 and shall fail to resign after written request therefor by the Servicer, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Owner Trustee.  If the Servicer shall remove the Owner Trustee under the authority of the preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee.

SECTION 10.3.  Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Servicer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Servicer and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Servicer shall mail notice of such appointment to all Certificateholders, the Indenture Trustee and the Rating Agencies.  If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

Any successor Owner Trustee appointed hereunder shall promptly file an amendment to the Certificate of Trust identifying the name and principal place of business of such Owner Trustee in the State of Delaware.

SECTION 10.4.  Merger or Consolidation of Owner Trustee.  Any corporation or other entity into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder; provided, however, that such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument (other than the filing of an amendment to the Certificate of Trust with the Secretary of State as required by Section 10.3 above) or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; and provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

SECTION 10.5.  Appointment of Co-Trustee or Separate Owner Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and may execute and deliver all instruments to appoint: one or more Person(s) approved by the Owner Trustee to act as co-trustee(s), jointly with the Owner Trustee, or separate trustee(s), of all or any part of the Trust Estate, and to vest in such Person(s), in such capacity and for the benefit of the Certificateholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable.  If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)                                     all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii)                                  no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)                               the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions.  of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

The Owner Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

ARTICLE XI
Miscellaneous

SECTION 11.1.  Supplements and Amendments.

(a)                                  This Agreement may be amended from time to time by the Servicer, the Seller and the Owner Trustee, with prior written notice to the Rating Agencies but without the consent of any of the Interestholders or the Certificateholder and so long as such amendment would not cause the Trust to fail to be a QSPE, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be inconsistent with any other provision in this Agreement, or (iii) to add any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; provided, however, that the proposed amendment may not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and the Servicer has delivered to the Indenture Trustee and the Owner Trustee an Officer’s Certificate to such effect.

(b)                                 This Agreement may also be amended from time to time by the Servicer, the Seller and the Owner Trustee, without the consent of any of the Interestholders or the Certificateholders, but with the consent of the Indenture Trustee (which consent shall not be unreasonably withheld or delayed) and so long as such amendment would not cause the Trust to fail to be a QSPE, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Interestholders, the Indenture Trustee or the Certificateholders so long as (i) the Servicer has delivered to the Indenture Trustee and the Owner Trustee an Officer’s Certificate to the effect that the proposed amendment will not adversely affect in any material respect the interests of any of the Interestholders or the Certificateholders and (ii) the Rating Agency Condition is satisfied.

(c)                                  This Agreement may also be amended from time to time by the Servicer, the Seller and the Owner Trustee, with prior written notice to the Rating Agencies and with the written consent of (x) the Indenture Trustee and (y) the holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests evidenced by the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Interestholders, the Indenture Trustee or the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or accelerate or delay the timing of any distributions or payments to be made to any Interestholder or the Certificateholders without the consent of each affected Interestholder and Certificateholder or (ii) reduce the Certificate Percentage Interests evidenced by the Certificates required to consent to any such amendment without the consent of all Certificateholders.

(d)                                 Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee and each of the Rating Agencies.

(e)                                  No amendment pursuant to this Section 11.1 shall be inconsistent with the transactions contemplated by the Basic Documents being accounted for as a sale under GAAP.

It shall not be necessary for the consent of Certificateholders, the Interestholders, Indenture Trustee or the Owner Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement, any other Basic Document or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the applicable provisions of the other Basic Documents and that all conditions precedent to the execution and delivery of such amendment have been satisfied.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties, privileges, protections or immunities under this Agreement or otherwise.

SECTION 11.2.  No Legal Title to Trust Estate in Certificateholders.  The Certificateholders shall not have legal title to any part of the Trust Estate.  The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX.  No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders in, to and under their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3.  Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, TFC, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Interestholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4.  Notices.

(a)                                  Any request, demand, authorization, direction, notice, consent, waiver or document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Owner Trustee, the Seller, Indenture Trustee, TFC, the Servicer, or the Rating Agencies shall be sufficient for every purpose hereunder if in writing, confirmed telecopy, mailed by registered mail (return receipt requested), hand delivered or sent by courier.  Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver or document shall be effective until received and any provision hereof requiring the making, giving, furnishing or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date.  Any such request, demand, authorization, direction, notice, consent, waiver or document shall be sent or delivered to the following addresses:

(i)                                     Owner Trustee.  If to the Owner Trustee, at the Corporate Trust Office or at any other address previously furnished in writing to the Servicer, TFC and the Seller by the Owner Trustee, with a copy to the Borrower Administrator; or

(ii)                                  Seller.  If to the Seller, at 40 Westminster Street, P.O.  Box 6687, Providence, Rhode Island 02940-6687, Attention: Chief Financial Officer (telecopy: (401) 621-5045), with a copy to the same address, Attention: General Counsel (telecopy: (401) 621-5040), or at any other address previously furnished in writing to the Owner Trustee, TFC, and the Servicer by the Seller; or

(iii)                               TFC, the Administrator or the Servicer.  If to TFC, the Administrator or the Servicer, at 40 Westminster Street, P.O.  Box 6687, Providence, Rhode Island 02940-6687, Attention: Chief Financial Officer (telecopy: (401) 621-5045), with a copy to the same address, Attention: General Counsel (telecopy: (401) 621-5040), or at any other address previously furnished in writing to the Owner Trustee and the Seller by TFC, the Administrator or the Servicer, as applicable; or

(iv)                              Rating Agencies.  To the address furnished by any Rating Agency in the Series Supplement for any Series rated by such Rating Agency.

(b)                                 Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c)                                  If any change in the Owner Trustee’s name, identity, structure or the locations of its principal place of business occurs, then the Owner Trustee shall deliver 30 days’ prior written notice of such change or relocation to TFC, the Seller and the Indenture Trustee.

SECTION 11.5.  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6.  Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7.  Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.8.  No Petition.  The Owner Trustee on behalf of the Trust, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Interestholder, by acting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Seller or the Trust, or join in any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

SECTION 11.9.  No Recourse.  Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder’s Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, TFC, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

SECTION 11.10.  Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12.  Servicer and Administrator.  Each of the Servicer and the Administrator is authorized to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to this Agreement and the other Basic Documents.  Upon written request, the Owner Trustee shall execute and deliver to the Servicer or the Administrator, as the case may be, a power of attorney appointing the Servicer or the Administrator, as the case may be, the Trust’s agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

SECTION 11.13.  Separateness Covenants.

(a)                                  Notwithstanding any other provision contained herein, the parties hereto and the Administrator shall conduct the Trust’s business in a manner so that the Trust would not be substantively consolidated with the trust estate of the Servicer (that is, such that the separate existence of the Trust, on the one hand, and the Servicer and/or TFC and/or TRC III, on the other, would be disregarded), in the event of a bankruptcy or insolvency of the Servicer or TRC III and in such regard:

(i)                                     the Trust is a Delaware statutory trust whose activities are restricted by this Agreement;

(ii)                                  any transactions the Trust engages in with the Servicer, TRC III or any Affiliate of the Servicer or TRC III shall be on commercially reasonable terms in a manner equivalent to an arms-length transaction;

(iii)                               the Trust maintains separate records and books of account from the Servicer and TRC III, holds required meetings, and otherwise observes appropriate legal formalities;

(iv)                              the financial statements and books and records of the Trust, the Servicer and TRC III prepared after the Effective Date reflect the separate existence of the Trust;

(v)                                 the Trust maintains its assets separately from the assets of the Servicer, TRC III and any other Affiliate of the Servicer or TRC III (including through the maintenance of separate bank accounts), the Trust’s funds and assets, and records relating thereto, have not been and are not commingled with those of the Servicer or TRC III or any other Affiliate of the Servicer or TRC III and the separate creditors of the Trust will be entitled to be satisfied out of the Trust’s assets prior to any value in the Trust becoming available to the Trust’s equity holders;

(vi)                              neither the Servicer, TRC III nor any Affiliate of the Servicer (A) pays the Trust’s expenses, (B) guarantees the Trust’s obligations, or (C) advances funds to the Trust for the payment of expenses or otherwise;

(vii)                           all business correspondence of the Trust and other communications are conducted in the Trust’s own name and on its own stationery;

(viii)                        the Trust does not act as agent for the Servicer or TRC III or any of their Affiliates, but instead presents itself to the public as a statutory trust separate from the Servicer or TRC III, independently engaged in the business of purchasing and financing Receivables;

(ix)                                the Trust is solvent and will not be rendered insolvent by the transactions contemplated by the Basic Documents and, after giving effect to such transactions, the Trust will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Trust have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature, and the Trust does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator trustee or similar official in respect of the Trust or any of its assets; and

(x)                                   this Agreement requires the Trust to maintain correct and complete books and records of account.

(b)                                 Except as permitted by the Sale Agreement, the Trust has not engaged, and does not presently engage, in any activity other than the activities undertaken pursuant to the Basic Documents, nor has the Trust entered into any agreement other than the Basic Documents and any agreement reasonably necessary to undertake any activity pursuant to the Basic Documents.

SECTION 11.14.  Amendment and Restatement.  This Agreement amends, restates and supercedes the Original Trust Agreement in its entirety.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

SUNTRUST DELAWARE TRUST COMPANY,
not in its individual capacity but solely
as Owner Trustee

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Trust Officer

TEXTRON RECEIVABLES CORPORATION III,
as trustor and initial Certificateholder

By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Assistant Secretary

TEXTRON FINANCIAL CORPORATION,
as Servicer

By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Managing Director

Agreed and Accepted:

SUNTRUST BANK, as Paying
Agent and as Certificate Registrar

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Vice President

S-1

EXHIBIT A

to Trust Agreement

FORM OF CERTIFICATES

REGISTERED	PERCENTAGE INTEREST %
NUMBER R-

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN OR A NON-U.S.  CITIZEN (AS SUCH TERMS ARE DEFINED BELOW).

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of revolving dealer floorplan loans and other assets contributed to the Trust by Textron Receivables Corporation III.

(This Certificate does not represent an interest in or obligation of Textron Receivables Corporation III, Textron Financial Corporation or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT                is the registered owner of a             PERCENT nonassessable, fully-paid, beneficial ownership interest in the Textron Financial Floorplan Master Note Trust (the “Trust”) formed by Textron Receivables Corporation III (the “Seller”).

The Trust is governed by an Amended and Restated Trust Agreement, dated as of May 26, 2005 (the “Trust Agreement”), between the Seller, Textron Financial Corporation, as Servicer (the “Servicer”), and SunTrust Delaware Trust Company, as Owner Trustee (the “Owner Trustee”).  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.  This Certificate is one of the duly authorized Certificates designated as “Asset Backed Certificates” (herein called the “Certificates”) issued under the Trust Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

Each Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Interestholders as described in the Sale Agreement.

It is the intent of the Seller, the Servicer and the Certificateholders that solely for income and franchise tax purposes, until the Certificates are held by more than one Person, the Trust will be disregarded as an entity separate from the Certificateholder, and the Notes will be treated as debt.  At such time that the Certificates are held by more than one Person, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership.  The Seller and the Certificateholders by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Seller or the Trust, or join in any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

The Certificates do not represent an obligation of, or an interest in the Seller, the Servicer, Textron Financial Corporation, the Owner Trustee or any affiliate of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents.

The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (a “Benefit Plan”).  By accepting and holding this Certificate, each of the Certificateholders shall be deemed to have represented and warranted that it is not a Benefit Plan.

The Certificates may not be acquired by an entity that is not a “U.S.  Citizen” (as defined in 4 U.S.C. §40102(a)(15)).  By accepting and holding this Certificate, each of the Certificateholders shall be deemed to have represented and warranted that it is a U.S. Citizen.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale Agreement or be valid for any purpose.

This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

Date:  May    , 2005

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

By: SUNTRUST DELAWARE TRUST
COMPANY, not in its individual capacity, but
solely as Owner Trustee

By:
Name:
Title:

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

SUNTRUST DELAWARE TRUST COMPANY ,
as Owner Trustee

By:
Authorized Officer

OR

By:	SUNTRUST BANK ,
as Authenticating Agent

By:
Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder. hereby irrevocably constituting and appointing

Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:		*
Signature Guaranteed:

*

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

to Trust Agreement

CERTIFICATE OF TRUST

[see attached]

B-1